UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 November 19, 2002

Retractable Technologies, Inc.

(Exact name of registrant as specified in charter)

Texas	000-30885	75-2599762

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 Lobo Lane, Little Elm, Texas		75068-0009

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (972) 294-1010

None

(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

On November 19, 2002, the Registrant issued a press release, a copy of which is attached to this Form 8-K as exhibit 99.

Item 7.    Financial Statements and Exhibits

c	Exhibits

99.	Press Release of Retractable Technologies, Inc. issued November 19, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 20, 2002	RETRACTABLE TECHNOLOGIES, INC
(Registrant)

	By:	/s/ DOUGLAS W. COWAN
DOUGLAS W. COWAN CHIEF FINANCIAL OFFICER